                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 AMENDMENT NO. 2
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) NOVEMBER 17, 2008
                                                       -------------------


                              I/OMAGIC CORPORATION
             (Exact name of registrant as specified in its charter)

            NEVADA                     000-27267               33-0773180
------------------------------         ---------               ----------
 (State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)              File Number)          Identification No.)

                       4 MARCONI, IRVINE, CALIFORNIA      92618
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code   (949) 707-4800
                                                  ---------------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         This Amendment No. 3 to Form 8-K is filed by I/OMagic Corporation (the "Company") with the Securities and Exchange Commission (the "Commission") for the purpose of filing the letter by the Company's former independent registered public accounting firm, Swenson Advisors, LLP ("Former Auditor"), which is required to be filed in connection with the Company's disclosures in Amendment No. 1 to Form 8-K concerning facts and circumstances surrounding a withdrawal letter from the Former Auditor covering the Former Auditor's opinion and interim reviews of the Company's financial statements.

         The initial Form 8-K for November 17, 2008 was filed with the Commission on November 21, 2008 and Amendment No. 1 to Form 8-K for November 17, 2008 was filed with the Commission on December 5, 2008.

         A copy of the Former Auditor's letter concerning Amendment No. 1 to Form 8-K is attached hereto as Exhibit 16.1.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

         (d)  EXHIBITS.

               NUMBER   DESCRIPTION

                 16.1   Letter from Swenson Advisors, LLP to the
                         Securities and Exchange Commission regarding
                         the Company's disclosures in its amended
                         Form 8-K for November 17, 2008 filed with
                         the Securities and Exchange Commission on
                         December 5, 2008 (*)
                ---------------
                * Filed herewith.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 24, 2008            I/OMAGIC CORPORATION


                                    By:  /S/ TONY SHAHBAZ
                                        ----------------------------------------
                                        President and Chief Executive Officer

                         EXHIBITS FILED WITH THIS REPORT

         NUMBER   DESCRIPTION

         16.1 Letter from Swenson Advisors, LLP to the Securities and Exchange Commission regarding the Company's disclosures in its amended Form 8-K for November 17, 2008 filed with the Securities and Exchange
                  Commission on December 5, 2008